JONES LANG LASALLE®

Real value in a changing world

Supplemental Information First Quarter Earnings Call 2011 Exhibit 99.2

Market & Financial Overview

Capital Value
growth slowing
Capital Value
growth
accelerating
Capital Value
bottoming out
Capital Value
falling
Capital Values
Q1 2011
As of Q1 2011
The Jones Lang LaSalle Property Clocks
SM
Washington DC
London, Hong Kong
Capital Value
growth slowing
Capital Value
growth
accelerating
Capital Value
bottoming out
Capital Value
falling
Chicago, Toronto
Mumbai, Singapore, Sydney
Shanghai
Dallas, Detroit
Amsterdam, Brussels
Q1 2010
San Francisco, Berlin
Paris, Seoul
Tokyo
New York, Moscow
Beijing, Sao Paulo
Stockholm
Amsterdam, Hong Kong
Washington DC, Sao Paulo
New York, San Francisco
Toronto, Moscow
Chicago
Stockholm
Dallas, Milan
Berlin, Paris,
Sydney
Detroit
Seoul, Tokyo
Brussels, Mumbai
Shanghai
Beijing
Singapore
London
Americas
EMEA
Asia Pacific

Leasing Market Fundamentals
Q1 2011
As of Q1 2011
The Jones Lang LaSalle Property Clocks
SM
Sao Paulo, Shanghai
Hong Kong
Rental Value
growth slowing
Rental Value
growth
accelerating
Rental Values
bottoming out
Rental Values
falling
Moscow
Milan, Stockholm
Chicago,
Singapore
Washington DC, Mumbai
Q1 2010
Rental Value
growth slowing
Rental Value
growth
accelerating
Rental Values
bottoming out
Rental Values
falling
Berlin, Brussels, Paris
San Francisco
Amsterdam
Americas
EMEA
Asia Pacific
Detroit
Dallas, New York
London, Sydney
Toronto
Seoul
Tokyo
Beijing
Toronto
Beijing, Hong Kong
Washington DC
San Francisco
Singapore
New York, Shanghai
Chicago
Amsterdam,
Dallas
Sao Paulo
London
Detroit
Seoul
Mumbai
Milan
Sydney
Moscow
Stockholm
Berlin, Paris
Brussels
Tokyo

Q1 Selected Business Wins and Expansions

–
Belk – 28M sf
–
Continental Automotive – 2.5M sf
–
Argonaut Hotel, San Francisco – $84M
–
3344 Peachtree, Atlanta – $167M
–
Multi-family portfolio, Washington, D.C. – $460M
–
Canon Europe
–
20 Gresham Street, London – £235M
–
Montevetro, Dublin – €100M+
–
Sapphire Shopping Centre, Istanbul – 323K sf
–
FedEx – 883K sf
–
Australian Customs Service – 2.9M sf
–
5 Transactions, Singapore – $810M
–
Mapletree Tower, Beijing – 410K sf
–
Aviapark, Moscow – 2.6M sf
–
Syncreon, Germany – 215K sf
–
Romagna Retail Park – €69M
–
Credit Suisse, Singapore – 317K sf
–
HSBC, Chennai – 137K sf
–
Akzo Nobel, Shanghai – 160K sf
Americas
EMEA
Asia Pacific
–
Nestlé, Mexico City – $100M+
–
NASA, Washington D.C. – 600K sf
–
KBR Inc., Houston – 216K sf

Financial Information

Q1 2011 Revenue Performance
Note: Equity losses of $2.0M and $6.1M in 2011 and 2010, respectively, are included in segment results, however, are excluded from Consolidated totals.
Americas EMEA Asia Pacific
$288.1
$228.4
2011 2010
$168.1
$151.4
2011 2010
$165.5
$135.7
2011 2010
$59.1
$64.2
2011 2010
Consolidated $687.9
$580.7
2011 2010
($ in millions)
LIM
26% 11% 22% 9%
18%

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Jones Lang LaSalle

Asia Pacific
Q1 2011 Real Estate Services Revenue
Americas EMEA
Leasing
Capital Markets &
Hotels
Property & Facility
Management
Project &
Development Services
Advisory, Consulting
& Other
Total RES
Operating Revenue
$143.1
$19.8
$66.7
$37.2
$20.7
$287.5
35%
108%
15%
18%
9%
26%
$37.2
$28.7
$35.9
$38.4
$28.0
$168.2
4%
10%
4%
48%
8%
11%
$29.8
$17.5
$83.9
$18.1
$16.2
$165.5
17%
5%
24%
69%
7%
22%
$210.1
$66.0
$186.5
$93.7
$64.9
$621.2
23%
26%
16%
37%
21%
Total RES
Revenue
2%
($ in millions)
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).

•
Strong capital raising continues, $1.5 billion of net new capital commitments in Q1 2011
•
Momentum continues with new separate account mandates
A premier global investment manager
Q1 2011 Highlights
Product
Assets Under
Management
($ in billions)
Average
Performance
Private Equity
U.K. $11.0 Above benchmark
Continental Europe $4.3 Return: +1x equity
North America $10.2 Above benchmark
Asia Pacific $8.0 Return: +1x equity
Public Securities $9.5 Above benchmark
Total Q1 2011 AUM $43.0 B AUM by Fund type
Note: AUM data reported on a one-quarter lag.
($ in billions)
LaSalle Investment Management

Public
Securities
$9.5
Separate
Accounts
$17.2
Fund
Management
$16.3

Solid Cash Flows and Balance Sheet Position
•
Healthy position after Q1 2011
incentive compensation payments
•
Net debt repayment of $184 million
over the last twelve months
•
Cash interest expense of $1.8 million,
down 51% from Q1 2010 expense of
$3.7 million
•
Investment grade ratings:
Standard & Poor’s:
BBB- (Outlook: Stable)
Moody’s Investor Services:
Baa2 (Outlook: Stable)
Cash Flows
Q1 2011 Q1 2010
Cash from Earnings $42 $46
Working Capital (239)          (192)
Cash used in Operations ($197) ($146)
Primary Uses
Capital Expenses
(1)
(17) (5)
Acquisitions & Deferred Payment Obligations (25) (27)
Co-Investment (2) (10)
Dividends - -
Net Cash Outflows ($44) ($42)
Net Share Activity & Other Financing (4)             (5)
Net Bank Debt Borrowings ($245) ($193)
Balance Sheet
Q1 2011 Q1 2010
Cash $101 $60
Short Term Borrowings 42              47
Credit Facility 278            335
Net Bank Debt $219 $322
Deferred Business Obligations 293           374
Total Net Debt $512 $696
($ in millions)
(1)
Capital Expenditures for Q1 2011 and Q1 2010 net of tenant improvement allowances received were $16 million and $4 million, respectively.
Q1 2011 Highlights

Appendix

Q1 2011 EBITDA Performance
Americas EMEA Asia Pacific LIM
$18.5
$18.0
2011 2010
($8.2)
($4.9)
2011 2010
$8.5 $8.5
2011 2010
$9.6 $9.1
2011 2010
Consolidated
$28.3
$29.4
2011 2010
* Refer to slide 13 for Reconciliation of GAAP Net Income to EBITDA for the three months ended March 31, 2011, and 2010, for details relative to these EBITDA calculations.
Segment EBITDA is calculated by adding the segment’s Depreciation and amortization to its reported Operating income (loss), which excludes Restructuring charges.
Consolidated EBITDA is the sum of the EBITDA of the four segments less net income attributable to non-controlling interests, dividends on unvested common stock and
Restructuring charges.
($ in millions)

($ in millions)
Reconciliation of GAAP Net Income to EBITDA
Three Months Ended
March 31,
2011 2010
Net Income $1.5 $0.2
Add:
Interest expense, net of interest income 8.0 11.4
Provision for income taxes 0.5              0.1
Depreciation and amortization 18.3 17.7
EBITDA $ 28.3 $ 29.4